UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      December 1, 2004 (November 30, 2004)
  ----------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                VALUE LINE, INC.
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            New York                 0-11306               13-3139843
  ----------------------------------------------------------------------------
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)


             220 East 42nd Street, New York, New York     10017-5891
  ----------------------------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code   (212) 907-1500
                                                     ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.05.   Amendments to the Registrant's Code of Ethics, or Waiver of
----------   a Provision of the Code of Ethics.
             ------------------------------------------------------------

     On November 30, 2004, the Executive Committee of the Registrant's Board of Directors adopted amendments to the Registrant's Code of Business Conduct and Ethics in order to add to the Section entitled "Compliance with Laws, Rules and Regulations" a provision requiring reporting of suspected violations of the Code of Business Conduct and Ethics, add a Section entitled "Disciplinary Action" that specifically addresses the consequences of violating the Code of Business Conduct and Ethics or applicable law, and make minor corrections. A copy of the amended Code of Business Conduct and Ethics is filed herewith as Exhibit 14 and is incorporated herein by reference.



Item 9.01.   Financial Statements and Exhibits.
----------   ---------------------------------

         (c) Exhibits.
             --------

                14.  Amended Code of Business Conduct and Ethics.



                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               VALUE LINE INC.
                                               ---------------------------
                                                     (Registrant)

                                           By  /s/ Jean Bernhard Buttner
                                               --------------------------------
                                               Jean Bernhard Buttner
                                               Chairman & Chief Executive
                                               Officer
Date:  December 1, 2004